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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-22219, 333-13325 and 333-13411 on Form S-3 and No. 333-02721 on Form S-8 of
Starwood Lodging Trust and Starwood Lodging Corporation of our report dated March 24, 1995, appearing in this Annual Report on Form 10-K of Starwood Lodging Trust and Starwood Lodging Corporation for the year ended December 31, 1996.

                                          DELOITTE & TOUCHE LLP

Los Angeles, California
March 6, 1997